UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to

Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/ / Definitive Proxy Statement

/x/ Definitive Additional Materials

/ / Soliciting Material Pursuant to §240.14a-12

GEORESOURCES, INC.

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(Name of Registrant as Specified in its Charter)

NONE

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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2) Aggregate number of securities to which transaction applies:

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4) Date Filed:

GEOI

GeoResources, Inc.

1-800-607-0088

is the number to call to vote your shares of GeoResources, Inc.

The Special Meeting of GeoResources, Inc. shareholders is scheduled to be held on Thursday, March 29.  Your vote is extremely important.

  We’ve retained Morrow & Co., Inc. as our proxy solicitor and ask that you please give them a call at the number shown above to vote your shares and/or ask any questions you may have regarding the proposals set forth in the proxy statement.

Electronic copies of the Proxy Statement are available by clicking the appropriate link below.  Should you want a paper copy of the Statement mailed to you, please call Morrow & Co., Inc. and request one.

Thank you for voting.

Cathy Kruse

Corporate Secretary

GeoResources, Inc.

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